Exhibit 99.2

Fulfilling the Promise of Genetic Medicines for Central Nervous System Disorders Corporate Presentation August 2021 NASDAQ GS: PASG

Forward-Looking Statement This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectation about timing and execution of anticipated milestones, including our planned initiation of clinical trials and the availability of clinical data from such trials; our expectations about our collaborators’ and partners’ ability to execute key initiatives; estimates regarding our cash forecasts; the expected impact of the COVID-19 pandemic on our operations; and the ability of our lead product candidates to treat their respective target CNS disorders. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop, obtain regulatory approval for and commercialize PBGM01, PBFT02, PBKR03 and future product candidates; the timing and results of preclinical studies and clinical trials; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; failure to protect and enforce our intellectual property, and other proprietary rights; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; risks relating to technology failures or breaches; our dependence on collaborators and other third parties for the development of product candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions caused by the coronavirus pandemic; risks associated with current and potential future healthcare reforms; risks relating to attracting and retaining key personnel; failure to comply with legal and regulatory requirements; risks relating to access to capital and credit markets; and the other risks and uncertainties that are described in the Risk Factors section of our most recent filings with the U.S. Securities and Exchange Commission. These statements are based on our current beliefs and expectations and speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements except as required by law. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Passage Bio.

Passage Bio Overview Committed to serving patients with rare and large CNS diseases OUR VISION: To fulfill the promise of genetic medicines by developing groundbreaking therapies that transform the lives of patients with CNS diseases Significant unmet medical need with few treatment options Infants and adults with severe clinical manifestations and shortened survival Rare CNS disorders (e.g., GM1 gangliosidosis, Krabbe Disease and Frontotemporal Dementia) Large CNS diseases (e.g., Alzheimer’s Disease and Temporal Lobe Epilepsy)

The Passage Bio Advantage PENN GTP PARTNERSHIP Led by renowned innovator James M. Wilson, MD, PhD Access to cutting-edge research and development & next-generation technologies CNS disorders affecting both rare and large populations BROAD AND ROBUST PIPELINE 17 total program license options 3 clinical-stage therapies 4 research-stage pipeline candidates Exploratory research programs in Alzheimer’s Disease & TLE WELL-POSITIONED CORPORATE FOUNDATION Robust financial position Leaders in pediatric and adult neurodegenerative disease therapy development Deep experience in gene therapy manufacturing INTEGRATED MANUFACTURING SUPPLY CHAIN Flexible, scalable Dedicated CGMP suite Internal CMC analytics and assay infrastructure State-of-the-art technology Corporate model designed for success

Passage Bio’s Differentiated Path for Clinical Success GTP expertise and insights into R&D Optimization of delivery approaches Disease-specific existing and novel capsid selection Integration of next-generation research advances Patient need Optimal capsid, transgene and promoter Preclinical safety and efficacy data Availability of measurable, predictive biomarkers Direct delivery to CNS PIPELINE WITH HIGHER PROBABILITY OF TECHNICAL AND REGULATORY SUCCESS RIGOROUS PRODUCT CANDIDATE SELECTION 17 program license options from GTP focused on CNS disorders

A Broad and Robust Pipeline with Global Rights *10 additional CNS pipeline license options. † Program includes ongoing natural history study of infantile and juvenile GM1 gangliosidosis patients Transformative therapies for CNS disorders across rare and large patient populations Program* Indication Gene Discovery Pre-clinical Phase 1/2 Pivotal PEDIATRIC PBGM01† GM1 gangliosidosis GLB1 PBKR03 Krabbe disease GALC PBML04 Metachromatic leukodystrophy ARSA PBCM06 Charcot-Marie-Tooth neuropathy type 2a MFN2 ADULT PBFT02 Frontotemporal dementia GRN PBAL05 Amyotrophic lateral sclerosis C9orf72 Unnamed CNS Undisclosed Unnamed Alzheimer’s disease Target ID Unnamed Temporal lobe epilepsy Target ID

Intra-Cisterna Magna (ICM) Administration Directly deliver vector into the CSF via a single injection to reach both CNS and peripheral tissues* Allows for broad CNS biodistribution Lower doses compared to IV systemic delivery Reduced impact of neutralizing antibodies Administered under anesthesia using modern neuroimaging to allow for precise delivery Currently being used in several clinical studies in both pediatric and adult populations Cisterna magna *Based on pre-clinical studies: data on file Utilized across three clinical-stage programs to directly target CNS

Pathway to Patient Identification and Trial Recruitment Screening / Diagnosis Sponsoring ScreenPlus Pilot Program GM1 included in the New York newborn screening pilot program led by Dr. Melissa Wasserstein Supporting Invitae Detect LSD and InformedDNA Programs Free genetic testing and counseling offered to support earlier diagnosis and patient identification Clinical trial information provided to clinicians and patients Patient and Caregiver Activities Implementing caregiver and physician support and/or training programs Decreasing patient and site trial burden Remote visits and video capture implemented for relevant endpoints Clincierge offered for travel and accommodation support Patient Recruitment and Advocacy Strategies Maintaining strong relationships with trial sites, study coordinators and investigators Establishing clinical trial sites at centers of excellence globally Increasing clinical trial awareness Partnering with patient advocacy groups, medical specialists and organizations

PBGM01 GM1 Gangliosidosis

GM1 Gangliosidosis: A Devastating Pediatric Disease FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by GLB1 gene mutations characterized by destruction of neurons in the brain and spinal cord. Characterized by rapidly progressive neurological decline resulting in reduced muscle tone, progressive CNS dysfunction, deafness, blindness, rigidity and skeletal dysplasia. RARE AND UNDERSERVED populations with incidence of up to ~1 per 100,000 live births worldwide. No disease-modifying therapies are presently approved. Source: NIH, CHOP, American Journal of Neuroradiology

PBGM01 Next-generation, proprietary AAVhu68 capsid delivers functional GLB1 gene encoding β-gal to the brain and peripheral tissues Compelling preclinical data showing meaningful transduction of both central nervous system and critical peripheral organs Received multiple global regulatory clearances for Phase 1/2 clinical trial Received Orphan Drug, Rare Pediatric Disease and Fast Track designations by FDA and Orphan designation by EC Initial safety and 30-day biomarker data from cohort 1 planned for 4Q21 Potential transformative therapy for rare, underserved disorder

PBGM01: Supportive Preclinical Findings Dose-related improvements in neurological function demonstrated Top two doses similar to GLB +/- vehicle Treated mice demonstrated increased survival at all doses tested Top 2 doses achieved 100% survival to study endpoint Source: Source: Hinderer et. al, Human Gene Therapy. 2020 Nov; 31(21-22):1169–1177 Dose-Related Effect on Survival GLB1 -/- (KO) GLB1 +/- (HET) Dose 4 (highest) Dose 3 Dose 2 Dose 1 (lowest) Vehicle Vehicle Percent Survival 0 Day 100 200 300 0 50 100 Preservation of Neurological Function 240 180 120 60 0 Neurological Examinations GLB1 -/- (KO) GLB1 +/- (HET) Dose 4 (highest) Dose 3 Dose 2 Dose 1 (lowest) Vehicle Vehicle Improvement in neurological function and survival in knock-out mouse model Preclinical studies also showed increased β-gal enzyme activity and improved pathophysiology

Goal of Imagine-1 Trial in Early and Late Infantile GM1

Elevate β-gal activity to preserve neurological function and improve clinical outcomes



GM1 Gangliosidosis is a Continuum
Disease Severity
Type I (Early Infantile)
• Onset <6 months
• Hypotonia
• Neurodegeneration
• Developmental regression
• Seizures
• Skeletal dysplasia
• **Survival: <2 years** without supportive care
Type IIa (Late-Infantile)
• Onset 6–24 months
• Developmental plateau, followed by regression
• Impaired ambulation
• Impaired cognition
• Seizures
• **Survival: 5 to 10 years**
Type II (Juvenile)
• Onset 2–5 years
• Impaired ambulation
• Dysarthria
• Variable skeletal disease
• Decreased cognition
• **Survival into 2nd decade**
Imagine-1 Trial will include Type I (Early Infantile) and Type IIa (Late Infantile) patients
Negligible to 5%
~ 1– 5%
~ 3 – 10%
Residual Enzyme Activity

Adapted from Regier DS, et al. 2016 GLB-1 Disorders, In Adam MP, et al. GeneReviews.

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Imagine-1

Imagine-1: Global Phase 1/2 Trial with PBGM01

Initial safety and biomarker data expected 4Q21

Trial Design	• Phase 1/2, multi-center, open-label, single-arm, 2+2 dose escalation and confirmatory study • Separate cohorts of pediatric subjects with Late Onset Infantile GM1 in cohorts 1 and 2 and Early Onset Infantile GM1 in cohorts 3 and 4
Intervention	• Single ICM dose of AAVhu68.hGLB1
First Read Out	• Initial safety and 30-day biomarker data from cohort 1 planned for 4Q21
Duration	• Two years, with rollover into a separate long-term follow-up study
Primary Endpoints	• Safety and tolerability • Efficacy



Expansion Cohort Late Infantile n = 6
Expansion Cohort Early Infantile n = 6
COHORT 2 Late Infantile n = 2
COHORT 4 Early Infantile n = 2
DOSE 2
DOSE 1
COHORT 1 Late Infantile n = 2
COHORT 3 Early Infantile n = 2
IDMC review
60 days between subject enrollment

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PBKR03 Krabbe Disease

Krabbe Disease: A Devastating Pediatric Disease

FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by GALC gene mutations characterized by demyelination of neurons in the brain and periphery.

Disease progression is rapid and highly predictable including **loss of acquired milestones, staring episodes, peripheral neuropathy, seizures, blindness and deafness.**



RARE AND UNDERSERVED populations with incidence of up to **~2.6 per 100,000** live births worldwide. **No disease-modifying therapies are presently approved.**

Source: NIH, CHOP, *American Journal of Neuroradiology*, Third Party Research

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PBKR03 Next-generation, proprietary AAVhu68 capsid delivers functional GALC gene encoding galactosylceramidase (GALC) to the brain and peripheral tissues PBKR03-treated Krabbe dogs had improved central and peripheral myelination, reduced neuroinflammation and increased survival rates with full phenotypic recovery Received regulatory clearances from FDA, MHRA (UK) and Health Canada for global Phase 1/2 clinical trial Received Orphan Drug, Rare Pediatric Disease and Fast Track designations by FDA and Orphan designation by EC Clinical trial initiation expected in 3Q21 Potential transformative therapy for rare, underserved disorder

PBKR03: Disease Model Data — Twitcher Mouse and Dog Models Twitcher Mouse Model: Increased GALC activity in brain, liver and serum AAV treated twitcher mouse showed clinical scores comparable to wt mice Canine Model: Increased GALC activity in CSF Decreased psychosine levels in CSF GALC Increase in Brain and Periphery PBKR03 PBKR03 GALC and Psychosine Normalization CSF Psychosine Levels (70 days post-treatment) ng/ml Meaningful brain and peripheral transduction with improved pathophysiology and function 200 240 280 320 WT (untreated) AAV-treated (6M post- treatment) FU / 10 µl CSF CSF GALC Activity (6M post - treatment) 0 0.5 1 1.5 2 Vehicle-treated AAV-treated

PBKR03: Supported by Data From Canine Disease Model Naturally occurring Krabbe Dog model study showed substantial benefit with AAV treatment, including full phenotypic recovery and increased survival Survival Extended by AAV Treatment Euthanized due to disease progression Euthanized as planned per protocol Euthanized for seizure (K937) and weight loss (K993) Myelination Improvement in CNS and PNS Brain Peripheral Nerves Animal ID Average Severity Score (Grade 1-4) Vehicle AAV WT Vehicle AAV All AAV-treated dogs had improvement in CNS and peripheral nerve myelination compared to sham-treated controls, with nerve conduction velocities comparable to wild type dogs (data not shown), supporting the advancement of PBKR03 into clinical trial development. 0 20 40 60 80 K948 K930 K938 K939 K937 K933 Weeks

COHORT 2 4m to <9m n = 3 COHORT 3 >1 to <4m n = 3 COHORT 1 >4m to <9m n = 3 GALax-C Global Phase 1/2 Trial with PBKR03 Trial Design Phase 1/2, multi-center, open-label, single-arm, dose-escalation and confirmatory study of PBKR03 in patients with early infantile Krabbe disease who are >1 to 9 months of age at enrollment Separate dose escalation cohorts based on age at enrollment Dosing initially in subjects >4 to <9 months of age, with initiation of dosing in subjects >1 to 4 months of age gated by safety in cohort 1 Intervention Single ICM dose of AAVhu68.CB7.CI.hGALCco.rBG (PBKR03) First Read Out Initial safety and 30-day biomarker data from cohort 1 planned for 1H22 Duration 2 years; with additional 3 years of follow-up for safety and durability of effect Primary Endpoints Safety and tolerability Efficacy IDMC review Confirmatory Cohort >1 to <4m n = 6 Confirmatory Cohort 4m to <9m n = 6 COHORT 4 >1 to <4m n = 3 DOSE 2 DOSE 1 60 days between subject enrollment First patient enrollment expected in 3Q21

PBFT02 Frontotemporal Dementia — GRN

FTD-GRN: A Devastating Adult Disease DEVASTATING FORM OF DEMENTIA caused by a GRN gene mutation resulting in progranulin (PGRN) deficiency. Approximately 5–10% of FTD is caused by a GRN mutation. Disease progression is rapid and degenerative including loss of speech, loss of expression, severe behavioral changes and immobility. RARE AND UNDERSERVED populations with estimated U.S. prevalence of ~3,000 to 6,000 patients. No disease-modifying therapies are presently approved.

PBFT02 Proprietary AAV1 capsid delivers function GRN gene encoding progranulin PBFT02 demonstrated increases in CSF PGRN concentrations in NHP studies to >50-fold normal human CSF PGRN concentrations Received regulatory clearances from FDA and Health Canada for global Phase 1/2 clinical trial Received Orphan Drug and Fast Track designations by FDA and Orphan designation by EC Clinical trial initiation expected in 3Q21 Potential transformative therapy for rare, underserved disorder

PBFT02: Biomarker Improvement Across Brain Regions *** * Lipofuscin Accumulation Stopped in Thalamus Hexosaminidase Activity Normalization in Cortex Reduced CD68 in Hippocampus Lipofuscin accumulation is implicated in various neurodegenerative conditions Treatment stopped lipofuscin accumulation across brain regions Hexosaminidase activity is upregulated in setting of lysosomal dysfunction Treatment reduced enzyme activity at the highest dose CD68 is a lysosomal protein expressed by macrophages and activated microglia with increases reflecting higher inflammation Treatment reduced CD68 levels across brain regions Source: Hinderer et. al, Annals of Clinical and Translational Neurology. 2020 Oct; 7(10):1843–1853 PBFT02 high dose vs. vehicle in GRN-/- mice; post baseline data is 90 days post-dose * = p< 0.05*** = p<0.001 Decreases markers of lysosomal function and microgliosis 0% 20% 40% 60% 80% 100% 120% Baseline Vehicle PBFT02 0 0.2 0.4 0.6 0.8 1 1.2 Baseline Vehicle PBFT02

PBFT02: Supportive NHP Preclinical Studies Utilizing ICM A single administration of PBFT02 to NHPs via the optimized AAV1-GRN vector demonstrated transduction broadly across the brain, including a very high transduction of ependymal cells that line the ventricles of the brain and are involved with CSF production, resulting in CSF progranulin levels of more than 50-fold normal. Source: Hinderer et. al, Annals of Clinical and Translational Neurology. 2020 Oct; 7(10):1843–1853 PBFT02 Showed Dose-Related Increase in CSF PGRN at 14d PD Production of Human PGRN in CSF AAVhu68 AAVhu68 (v2) AAV5 AAV1 Normal LLOQ AAV1 Vector Expressing GFP 48% transduction of the ependymal cells in the animals treated with AAV1

upliFT-D

upliFT-D: Global Phase 1/2 Trial with PBFT02

First patient enrollment expected in 3Q21

Trial Design	• Phase 1/2, multicenter, open-label, single-arm, dose escalation study of PBFT02 in early symptomatic adult subjects with frontotemporal dementia and mutations in the progranulin gene
Intervention	• Single ICM dose of AAVh1.hPGRN (PBFT02)
First Read Out	• Initial safety and 30-day biomarker data from cohort 1 planned for 1H22
Duration	• 2 years; with additional 3 years of follow-up for safety and durability of effect
Primary Endpoints	• Safety and tolerability • Efficacy


OPTIONAL COHORT 3
n = 3
OPTIONAL DOSE 3
COHORT 2
n = 3
DOSE 2
DOSE 1
COHORT 1
n = 3
IDMC review
60 days between subject enrollment

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State-of-the-Art Manufacturing

Manufacturing That is Dedicated, Flexible, and Scalable In-House CMC Capabilities Princeton West CMC laboratory with state-of-the-art technologies open for analytical and process development, clinical product testing, and clinical and biomarker assay development End-to-End Supply Chain Establishing manufacturing and global distribution from clinical development through initial commercialization Dedicated Manufacturing Suite Partnership with gene therapy manufacturing leader Catalent facilitates flexible and scalable capacity Qualified CGMP suite dedicated to Passage Bio is completed and manufacturing initiated

Corporate Foundation SOURCE: www.brandywinerealty.com

Financial Summary * Cash, cash equivalents and marketable securities Cash balance of $408M at 6/30/21* Cash on hand to fund operations for at least 24 months Runway to potentially deliver meaningful catalysts over multiple programs

Anticipated Upcoming Milestones Phase 1/2 trial for PBGM01 in patients with infantile GM1 in 1Q21 INITIATE Phase 1/2 trial for PBFT02 in patients with FTD-GRN in 3Q21 INITIATE Advance programs for MLD, ALS, CMT2A, and undisclosed adult indication Advance target ID research programs for Alzheimer’s Disease and TLE ADVANCE Evaluate and expand pipeline by pursuing new licenses in partnership with Penn’s GTP BUILD Phase 1/2 trial for PBKR03 in patients with early infantile Krabbe disease in 3Q21 INITIATE PBGM01 safety and 30-day biomarker data in 4Q21 REPORT PBFT02 safety and 30-day biomarker data in 1H22 REPORT PBKR03 safety and 30-day biomarker data in 1H22 REPORT GM1 FTD-GRN KRABBE PIPELINE ADVANCEMENT

The Passage Bio Advantage PENN GTP PARTNERSHIP Led by renowned innovator James M. Wilson, MD, PhD Access to cutting-edge research and development & next-generation technologies CNS disorders affecting both rare and large populations BROAD AND ROBUST PIPELINE 17 total program license options 3 clinical-stage therapies 4 research-stage pipeline candidates Exploratory research programs in Alzheimer’s Disease & TLE WELL-POSITIONED CORPORATE FOUNDATION Robust financial position Leaders in pediatric and adult neurodegenerative disease therapy development Deep experience in gene therapy manufacturing INTEGRATED MANUFACTURING SUPPLY CHAIN Flexible, scalable Dedicated CGMP suite Internal CMC analytics and assay infrastructure State-of-the-art technology Corporate model designed for success

Thank You www.passagebio.com NASDAQ GS: PASG

Demonstrated Leadership

Deep experience in rare disease, CNS disorders and genetic medicines

LEADERSHIP TEAM



Chip Cale
General Counsel



Robin DeRogatis
SVP Human Resources



Mark Forman, M.D., Ph.D.
Chief Medical Officer



Alex Fotopoulos
Chief Technology Officer



Bruce Goldsmith, Ph.D.
Chief Executive Officer



Jill M. Quigley
Chief Operating Officer



Eliseo Salinas, M.D.
Chief R&D Officer



Maria Törnsén
Chief Commercial Officer

ACADIA · Biogen · Civetta · DEERFIELD · gsk · LYCERA · MERCK
Momenta · NPS Pharma · Nutrinia · PHARMASSET · Shire · SAREPTA · ultragenyx

BOARD OF DIRECTORS

Tachi Yamada, M.D. (Chair)
Frazier

Athena Countouriotis, M.D.
Turning Point

Bruce Goldsmith, Ph.D.
Passage Bio

Maxine Gowen, Ph.D.
Tamuro Bio

Saqib Islam, J.D.
SpringWorks

Sandip Kapadia
Harmony Biosciences

Derrell Porter, M.D.
Cellevolve Bio

Liam Ratcliffe, M.D., Ph.D.
Access Industries

Tom Woiwode, Ph.D.
Versant

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PassageBio

Cutting-Edge Gene Therapy R&D Collaboration Founded by renowned innovator and pioneer James M. Wilson, M.D., Ph.D. Chief Scientific Advisor, Passage Bio Director, Gene Therapy Program Rose H. Weiss Professor and Director, Orphan Disease Center Professor of Medicine and Pediatrics, Department of Medicine Cutting-edge research, expertise, next-generation technologies ~300 full-time employees Research contributed to successful clinical programs for approved gene therapies Glybera®, Luxturna® and Zolgensma® Supporting natural history studies and early patient identification World-class Gene Therapy Program 17 program license options for Passage Bio focused CNS disorders